                                                                  EXHIBIT (23-1)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 (Numbers 33-57363, 33-53111, 2-97721, 33-9934) and Form S-8 (Numbers 33-54377, 33-38033, 33-38032,
33-29149, 2-97721, 2-97131, 2-82642) of our report dated February 1, 1995, which appears on page 14 of the 1994 Annual Report to Shareholders of Nalco Chemical Company, which is incorporated by reference in Nalco Chemical Company's Annual Report on Form 10-K for the year ended December 31, 1994. We also consent to the incorporation by reference of our report on the Financial Statement Schedule.

                                          Price Waterhouse LLP

Chicago, Illinois
March 30, 1995

                                                                  EXHIBIT (23-2)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 (Numbers 33-57363, 33-53111, 2-97721, 33-9934) and Form S-8 (Numbers 33-54377, 33-38033, 33-38032,
33-29149, 2-97721, 2-97131, 2-82642) of Nalco Chemical Company of our report dated December 30, 1992 relating to the financial statements of Nalco Investments UK Limited in this Form 10-K.

                                          Price Waterhouse LLP

Liverpool, England
March 30, 1995

                                                                  EXHIBIT (23-3)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 (Numbers 33-57363, 33-53111, 2-97721, 33-9934) and Form S-8 (Numbers 33-54377, 33-38033, 33-38032,
33-29149, 2-97721, 2-97131, 2-82642) of Nalco Chemical Company of our report dated March 18, 1993 relating to the financial statements of Nalco Australia Pty Limited in this Form 10-K.

                                          Price Waterhouse LLP

Sydney, Australia
March 30, 1995

                                                                  EXHIBIT (23-4)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 (Numbers 33-57363, 33-53111, 2-97721, 33-9934) and Form S-8 (Numbers 33-54377, 33-38033, 33-38032,
33-29149, 2-97721, 2-97131, 2-82642) of Nalco Chemical Company of our report dated December 23, 1992 relating to the financial statements of Nalco Canada Inc. in this Form 10-K.

                                          Price Waterhouse LLP

Burlington, Ontario, Canada
March 30, 1995

                                                                  EXHIBIT (23-5)

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in the 1994 Annual Report on Form 10-K of Nalco Chemical Company of our report dated January 26, 1993 included in the Company's 1992 Annual Report to Shareholders and incorporated by reference in its 1992 Annual Report on Form 10-K.

  Our audit also included the consolidated financial schedule of Nalco Chemical Company listed in Item 14(a) as of December 31, 1992 and for the year then ended. This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audit. In our opinion, the consolidated financial statement schedule referred to above, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

  We also consent to the incorporation by reference in the following Registration Statements of Nalco Chemical Company and in the related Prospectuses of our report dated January 26, 1993 with respect to the consolidated financial statements and schedule of Nalco Chemical Company as of December 31, 1992 and for the year then ended which are incorporated by reference in this Annual Report on Form 10-K for the year ended December 31, 1994:

                                      COMMISSION FILE NO.
                   -----------------------------------------------------------
                   FORM S-8                                           FORM S-3
                   --------                                           --------
                   33-54377                                            2-97721
                   33-38033                                            33-9934
                   33-38032                                           33-53111
                   33-29149                                           33-57363
                    2-97721
                    2-97131
                    2-82642

                                          Ernst & Young LLP

Chicago, Illinois
March 30, 1995